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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): JANUARY 6, 2004

                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 001-14989

           DELAWARE                                         25-1723342
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

    225 WEST STATION SQUARE DRIVE
              SUITE 700
    PITTSBURGH, PENNSYLVANIA 15219                       (412) 454-2200
(Address of principal executive offices)         (Registrant's telephone number,
                                                       including area code)


                                       N/A
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

       On January 6, 2004, WESCO International, Inc. issued a press release announcing that it has redeemed, in a privately negotiated transaction with 19 employees, the net equity value of stock options originally granted in 1994 and 1995, representing approximately 2.9 million shares. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a)  Financial statements of businesses acquired.

             Not applicable.

         b)  Pro forma financial information.

             Not applicable.

         c)  Exhibits.

             99.1 Press Release of WESCO International, Inc. dated January 6, 2004.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               January 6, 2004           WESCO International, Inc.
              -----------------          --------------------------------------
                    (Date)


                                         /s/ Stephen A. Van Oss
                                         ------------------------------
                                         Stephen A. Van Oss
                                         Vice President, Chief Financial Officer


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EXHIBIT INDEX


Exhibit 99.1:  Press release of WESCO International, Inc. date January 6, 2004.






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